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                                                                   EXHIBIT 10.76

                               GUARANTEE CONTRACT

                             China Construction Bank

                                 Langfang Branch

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Contract No.: 2006-01

GUARANTOR (PARTY A): LIBBEY INC.

Address:
Postcode:
Legal Representative (Principal Officer):
Fax:
Telephone:

CREDITOR (PARTY B): China Construction Bank Corporation Langfang Economic Development Area Sub-branch

Address: No. 1 Huiyuan Street, Langfang Economic Development Area
Postcode: 065001
Legal Representative (Principal Officer): Li Jun
Fax: 0316 - 5919902
Telephone: 0316 - 5919901


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Guarantor ("Party A"): Libbey Inc.

Creditor ("Party B"): China Construction Bank Corporation Langfang Economic Development Area Sub-branch

Party A agrees to provide joint and several liability guarantee for the indebtedness under the Loan Contract No. 2006-01 ("Underlying Contract") between Libbey Glassware (China) Company Limited (the "Borrower") and Party B, in order to ensure performance under the Underling Contract and to safeguard realization of Party B's rights as a creditor. Party A and Party B upon consultation have reached the following contract in accordance with relevant laws and regulations, for mutual observance and compliance.

ARTICLE 1 TYPE OF GUARANTEE

PARTY A SHALL PROVIDE A JOINT AND SEVERAL LIABILITY GUARANTEE.

PARTY A HEREBY CONFIRMS THAT WHEN THE BORROWER FAILS TO PERFORM ITS OBLIGATIONS IN COMPLIANCE WITH THE UNDERLYING CONTRACT, NOTWITHSTANDING ANY OTHER FORM OF SECURITY UNDER THE UNDERLYING CONTRACT AVAILABLE FOR THE BENEFIT OF PARTY B (INCLUDING, WITHOUT LIMITATION, GUARANTEE, MORTGAGE, PLEDGE, LETTER OF GUARANTEE, STANDBY LETTER OF CREDIT ETC.), PARTY B SHALL BE ENTITLED TO DIRECTLY REQUEST PARTY A TO PERFORM ITS GUARANTEE OBLIGATIONS WITHIN THE SCOPE OF THE GUARANTEE.

Article 2 Scope of Guarantee

Loan principal in the amount of RMB 250 million, together with interest (including compound interest and penalty interest), damages for breach of contract, compensation and expenses incurred by Party B in realizing its rights as a creditor (including, without limitation, expenses


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in connection with litigation, arbitration, property preservation, enforcement, appraisal and auction as well as travel expenses).

Article 3 Period of Guarantee

The Period of Guarantee shall commence from the date of effectiveness hereof and continue until two (2) years after the term of the Underlying Contract has expired. In case of agreement by Party A for an extension under the loan, the Period of Guarantee shall continue until two (2) years after the extended term of the Underlying Contract has expired.

ARTICLE 4 VARIATIONS TO THE UNDERLYING CONTRACT

PARTY A CONFIRMS, THAT EXCEPT FOR THE FOLLOWING CASES, PRIOR CONSENT OF PARTY A SHALL BE DEEMED AS HAVE BEEN OBTAINED IN CASE OF ANY VARIATION TO THE UNDERLYING CONTRACT MUTUALLY AGREED BETWEEN PARTY B AND THE BORROWER, AND PARTY A'S OBLIGATION HEREUNDER SHALL NOT BE REDUCED OR DISCHARGED THEREBY:

(1)  THE TERM OF THE LOAN IS EXTENDED;

(2)  THE PRINCIPAL AMOUNT OF THE LOAN IS RAISED.

ARTICLE 5 EFFECT AND VALIDITY

THE EFFECT AND VALIDITY OF THE CONTRACT HEREUNDER SHALL BE SEPARATE FROM AND INDEPENDENT OF THAT OF THE UNDERLYING CONTRACT; AND INVALIDITY OF THE UNDERLYING CONTRACT SHALL NOT AFFECT THE EFFECT OF THE CONTRACT HEREUNDER. IF THE UNDERLYING CONTRACT IS HELD TO BE VOID, PARTY A SHALL BE ALSO JOINTLY AND SEVERALLY LIABLE FOR ALL OBLIGATIONS OF THE BORROWER FOR RETURN OF PROPERTIES AND INDEMNIFICATION AGAINST LOSSES.


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Article 6 Capacity as a Guarantor

During the Period of Guarantee, Party A shall send a written notice to Party B in advance in case of any of the following: loss or possible loss by Party A of its capacity as a guarantor or any activities undertaken by the guarantor's legal person or other organization such as tendering for a contract, lease, merger, acquisition, joint venture, spin-off, joint operations or shareholding reorganization or revocation etc. All obligations hereunder shall be resumed by the organization newly formed through the above activities or by the agency ordering the revocation. In case that Party B does not believe that the new organization so formed has necessary capacity as a guarantor, Party A or the agency ordering the revocation shall provide a new security acceptable to Party B and enter with Party B into relevant security contract.

During the Period of Guarantee, Party A shall not without written consent by Party B provide any security to any third party in excess of its capacity.

Article 7 Financial Supervision against the Guarantor

During the Period of the Guarantee, Party B is entitled to monitor and supervise over the capital and financial conditions of Party A, and Party A shall provide relevant accurate information such as financial statements.

ARTICLE 8 ACCELERATED PERFORMANCE OF THE GUARANTEE OBLIGATION

DURING THE PERIOD OF GUARANTEE, WHEN PARTY B DECLARES ACCELERATED MATURITY OF THE INDEBTEDNESS UNDER THE LOAN IN ACCORDANCE WITH THE UNDERLYING CONTRACT, PARTY B IS ENTITLED TO REQUEST PARTY A TO PERFORM ITS GUARANTEE OBLIGATIONS WITHIN 15 BANKING DAYS


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OF THE ACCELERATED MATURITY DATE, AND IN WHICH CASE PARTY A AGREES TO PERFORM
ITS GUARANTEE OBLIGATIONS AS REQUESTED BY PARTY B.

Article 9 Transfer of Amounts Payable

In connection with all amounts payable by Party A under its Scope of Guarantee, Party B is entitled to transfer such amounts payable from accounts opened and maintained by Party A with any bank under the CCB umbrella.

Article 10 Miscellaneous

1). Party A's guarantee obligations shall not be reduced or discharged on account of any circumstance such as Borrower's merger, spin-off, shareholding reorganization, joint venture, joint operation, decrease or increase in Borrower's capital, or change of Borrower's name etc.

2). The Guarantor is obliged to supervise and monitor any use of the loan proceeds by the Borrower.

3). In case foreign exchange loan is extended by Party B to the Borrower, Party A agrees to perform its guarantee obligations in the currency specified in such foreign exchange loan contract; in case of performance in any other currency, consent shall be obtained from Party B and any payment on the repayment date shall be converted at the selling rate published by Party B for such foreign exchange.

4). The Guarantor is fully aware of potential interest rate risks. Where floating rate is applied under the Underlying Contract, the Guarantor agrees to bear any additional guarantee obligation that may arise from any fluctuation in the floating rate.


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5). With regard to Article 2 of the Guarantee Contract, the Loan principal plus interest shall mean the principal and interest outstanding; "expenses incurred by Party B in realizing its rights as a creditor" shall mean reasonable expenses.

6). With regard to Article 12, the following shall be added: This Loan Guarantee is written in both English and Chinese, with the Chinese version as the official document. This Loan Guarantee will be executed in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Loan Guarantee by signing any counterpart. The Loan Guarantee signed by the authorized person(s) of Party A in the United States as well as the Board Resolution authorizing such execution shall be notarized by relevant authorized departments in the United States and be attested by the Chinese Embassy in the United States before forwarding the same to Party B by post.

Article 11 Dispute Resolution

Any dispute in the course of the Contract may be resolved through consultation, failing which, the same shall be resolved under Method 2) as further delineated below:

1). Initiate legal proceedings before the court at the place of Party B;

2). Arbitration by China International Economic and Trade Arbitration Commission (in Beijing) in accordance with the then current arbitration rules of the said Arbitration Commission. The arbitration award shall be final and conclusive and be binding on both Parties.

During such court proceedings or arbitration, performance of all remaining provisions of the Contract, except for the matters under dispute, shall continue unaffected.


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Article 12 Effectiveness of the Contract

The Contract shall come into effect once it is executed by the legal representative (principal officer) or authorized representative of Party A and sealed with the chop of Party A (executed by Party A, if Party A is a natural person) and executed by the principal officer or authorized representative of Party B and sealed with the chop of Party B.

Article 13 The Contract is executed in four original copies.

Article 14 Representations

1). Party A is clearly aware of Party B's scope of business and limit of authorization.

2). Party A has read all provisions herein and is particularly aware of the provisions highlighted in bold. At the request of Party A, Party B has explained relevant provisions hereunder. Party A is fully aware of and completely understands the meaning of each provision as well as its related legal consequences.

3). Party A is authorized to enter into and execute the Contract herein.

Party A (chop):


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Legal representative (principal officer) or
authorized representative (signature):

Date:
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Party B (chop):


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Principal Officer or
authorized representative (signature):

Date:
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